EXHIBIT 10.1

AXESSTEL, INC.

9,723,880 Shares

Common Stock

UNDERWRITING AGREEMENT

Dated February 24, 2005

UNDERWRITING AGREEMENT

February 24, 2005

First Albany Capital Inc.

Pacific Growth Equities, LLC

Merriman Curhan Ford & Co.

As Representatives of the several Underwriters

c/o First Albany Capital Inc.

One Penn Plaza, 42nd Floor

New York, New York 10119

Ladies and Gentlemen:

Axesstel, Inc., a Nevada corporation (the “Company”), proposes to issue and sell 4,000,000 shares (the “Company Firm Shares”) of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), and the stockholders of the Company named in Schedule A hereto (the “Selling Stockholders”) propose to sell an aggregate of 4,455,548 shares (the “Selling Stockholder Firm Shares”) of Common Stock, in each case to you and to the several other underwriters named in Schedule B hereto (collectively, the “Underwriters”) for whom you are acting as representatives. The Company and Mike H.P. Kwon, the Company’s Chairman and Chief Executive Officer (the “Principal Selling Stockholder”), also propose to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,268,332 additional shares (the “Additional Shares”) of Common Stock as set forth below. The Company Firm Shares and the Selling Stockholder Firm Shares are herein collectively called the “Firm Shares,” and the Firm Shares and the Additional Shares are herein collectively called the “Shares.” The terms, “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form SB-2 (File No. 333-119760), including a prospectus relating to the Shares, which registration statement incorporates by reference exhibits (the “Incorporated Documents”) which the Company has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each thereof, including the documents incorporated by reference therein, being herein called a “Preliminary Prospectus”) relating to the Shares. Except where the context otherwise requires, the aforesaid registration statement, as amended when it became or becomes effective, including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, and also including any registration statement filed pursuant to Rule 462(b) under the Act in connection with the offering of the Shares (a “462(b) Registration Statement”), is herein called the

“Registration Statement.” If it is contemplated, at the time this Agreement is executed and delivered, that a post-effective amendment to the aforesaid registration statement will be filed and must become or be declared effective before the offering of the Shares may commence, the term “Registration Statement” shall include the aforesaid registration statement as amended by said post-effective amendment. Except where the context otherwise requires, the prospectus, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, in each case including the documents incorporated by reference therein, is herein called the “Prospectus.”

Any reference herein to the Registration Statement, any 462(b) Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the copy of the Registration Statement, any such 462(b) Registration Statement, such Preliminary Prospectus or the Prospectus filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system.

The Company, the Selling Stockholders and the Underwriters agree as follows:

1. Purchase, Sale and Delivery of Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, (i) the Company agrees to sell the Company Firm Shares to the Underwriters, (ii) each Selling Stockholder, severally and not jointly, agrees to sell to the Underwriters the respective number of Selling Stockholder Firm Shares set forth opposite that Selling Stockholder’s name on Schedule A hereto and (iii) and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders, at a purchase price of $3.74 per share, the respective numbers of Firm Shares set forth opposite the names of the Underwriters on Schedule B hereto, subject to adjustment in accordance with Section 8 hereof.

The Company and the Selling Stockholders will deliver the Firm Shares to you through the facilities of The Depository Trust Company (“DTC”) for the accounts of the several Underwriters against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank identified by the Company to First Albany Capital Inc. (“First Albany”) drawn to the order of the Company for the Company Firm Shares to be sold by it and to Transfer Online, Inc. as custodian (the “Custodian”) for the Selling Stockholders for the Selling Stockholder Firm Shares, at the offices of Pillsbury Winthrop LLP, 11682 El Camino Real, Suite 200, San Diego, California 92130, at 9:00 A.M., New York time, on Wednesday, March 2, 2005, or at such other time not later than seven (7) full business days thereafter as First Albany and the Company determine, such time being herein referred to as the “time of purchase.” As used herein, “business day” shall mean a day on which the American Stock Exchange (the “AMEX”) is open for trading. The certificates for the Firm Shares so to be delivered will be in the form of one or more global securities in definitive form deposited with DTC and registered in the name of Cede & Co., as nominee for DTC, and will be made available for checking at least 24 hours prior to the time of purchase.

In addition, upon written notice from First Albany given to the Company from time to time on or before the thirtieth (30th) day subsequent to the date of the Prospectus, the Underwriters may purchase, severally and not jointly, all or less than all of the Additional Shares at the same purchase price per Additional Share as that to be paid for the Firm Shares. The Company and the Principal Selling Stockholder agree to sell to the Underwriters the number of Additional Shares specified in such notice, and the Underwriters agree, severally and not jointly, to purchase such Additional Shares. Such Additional Shares shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Shares set forth opposite such Underwriter’s name on Schedule B hereto bears to the total number of Firm Shares (subject to adjustment by First Albany to eliminate fractions and subject to adjustment in accordance with Section 8 hereof) and may be purchased by the Underwriters only for the purpose of covering over-allotments, if any, made in connection with the sale of the Firm Shares. No Additional Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Additional Shares or any portion thereof may be exercised from time to time and, to the extent not previously exercised, may be surrendered and terminated at any time upon notice by First Albany to the Company and the Principal Selling Stockholder.

Each time for the delivery of and payment for the Additional Shares, being herein referred to as an “additional time of purchase,” which may be the time of purchase, shall be determined by First Albany but shall be not later than five (5) full business days after written notice of election to purchase Additional Shares is given. The Company and the Principal Selling Stockholder will deliver the Additional Shares being purchased at each additional time of purchase to you through the facilities of DTC for the accounts of the several Underwriters against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank identified by the Company to First Albany drawn to the order of the Company, at the above office of Pillsbury Winthrop LLP at 9:00 A.M., New York time. The certificates for the Additional Shares being purchased at each additional time of purchase will be in the form of one or more global securities in definitive form deposited with DTC and registered in the name of Cede & Co., as nominee for DTC, and will be made available for checking at a reasonable time in advance of such additional time of purchase.

It is understood that the several Underwriters propose to offer the Shares for sale to the public as set forth in the Prospectus.

2. Representations and Warranties of the Company. The Company represents and warrants to each of the Underwriters that:

(a) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada, with the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify could not, individually or in the aggregate, either (i) have a material adverse effect on the business, operations, properties, prospects, condition (financial or other) or results of operation of the

Company and the Subsidiaries (as defined herein) taken as a whole, or (ii) prevent consummation of the transactions contemplated hereby or (iii) result in the delisting of shares of Common Stock from the AMEX (the occurrence of such effect, or such prevention described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”). Complete and correct copies of the charter and bylaws or other organizational documents of the Company have been delivered to you, and, except as set forth in the exhibits to the Registration Statement, no changes therein will be made on or after the date hereof or on or before the time of purchase or, if applicable, any additional time of purchase.

(b) This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms. The Shares have been duly and validly authorized by the Company. The Company Firm Shares, when issued and delivered by the Company against payment therefor as provided herein, will be validly issued, fully paid and non-assessable and will not have been issued in violation of any preemptive, subscription or similar right.

(c) No approval, authorization, consent or order of or filing with any federal, state, local or other governmental commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority, or approval of the stockholders of the Company, is required to be obtained or made by the Company or any of the Subsidiaries in connection with the issuance and sale of the Company Firm Shares or the consummation by the Company of the other transactions contemplated hereby, other than (i) registration of the offer and sale of the Company Firm Shares under the Act, which has been effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Company Firm Shares are being offered by the Underwriters and (ii) approval by AMEX, which will be obtained prior to the time of purchase.

(d) The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder, including the issuance and sale of the Company Firm Shares and the consummation by the Company of the other transactions contemplated hereby does not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (nor result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to) (i) any provisions of the charter, bylaws or other organizational documents of the Company or any of the Subsidiaries, (ii) any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule, or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority

(including, but not limited to, the AMEX), or (iv) any decree, judgment or order applicable to the Company, any of the Subsidiaries or any of their respective properties.

(e) The Registration Statement has heretofore been declared effective under the Act; the Company has not received, nor has notice of, any order of the Commission preventing or suspending the use of any Preliminary Prospectus, or instituting proceedings for that purpose, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects with the requirements of the Act, and each Preliminary Prospectus distributed in connection with the offering of the Shares did not, as of its date, and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the time that it became effective, the Registration Statement conformed, and on the date that it is issued, the Prospectus will conform, in all material respects with the requirements of the Act. The Company’s Chief Executive Officer and Chief Financial Officer and Chief Operating Officer have read the contents of the Registration Statement. The Registration Statement did not at the time that it became effective, does not, and, as of the time of purchase or any additional time of purchase, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as of its date and at the time of purchase and any additional time of purchase, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters furnished in writing by or on behalf of any Underwriter through First Albany to the Company expressly for use in the Registration Statement or the Prospectus. The documents incorporated by reference in the Preliminary Prospectus, the Registration Statement or the Prospectus, at the time each such document was filed, at the times the Preliminary Prospectus and the Prospectus were filed with the Commission and at the time the Registration Statement became effective under the Act, complied, in all material respects, with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If a 462(b) Registration Statement is required by the Act to be filed in connection with the offer and sale of the Shares, such 462(b) Registration Statement will become effective upon filing pursuant to Rule 462(b) under the Act and, upon such filing, the offer and sale of the Shares will have been duly registered under the Act pursuant to the Registration Statement. The conditions to the use of Form SB-2 with respect to the Registration Statement in connection with the offering and sale of the Shares as contemplated by this Agreement have been satisfied.

(f) Neither the Company nor any of its affiliates has distributed any offering material or “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the most recent Prospectus or such other materials, if any, as may be permitted by the Act. Neither the Company nor any of the Subsidiaries nor any of their respective affiliates or controlling persons has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act, or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(g) No person has a contractual or other right to act as an underwriter, or as a financial advisor to the Company, in connection with the offer and sale of the Company Firm Shares or to cause the Company to register under the Act the offer and sale of any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Company Firm Shares as contemplated thereby or otherwise.

(h) The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus. As of the date of this Agreement, the Company’s capitalization is as set forth under the heading “Actual” in the section of the Registration Statement and the Prospectus entitled “Capitalization,” and as of the time of purchase and any additional time of purchase, as the case may be, the Company’s capitalization shall be as set forth under the heading “As Adjusted” in the section of the Registration Statement and the Prospectus entitled “Capitalization” (subject to the issuance of Additional Shares at any additional time of purchase). All of the issued and outstanding shares of capital stock of the Company, including the Selling Stockholder Firm Shares to be sold by the Selling Stockholders under this Agreement, have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance, in all material respects, with all applicable federal and state securities laws and were not issued in violation of any preemptive, subscription or similar right. The Company Firm Shares and the Additional Shares, if any, have been duly authorized and, when issued and paid for as contemplated herein, will be validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable federal and state securities laws and will not be issued in violation of any preemptive, subscription or similar right. Except as described in the Registration Statement and the Prospectus (i) no person has a contractual or other right to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company and (ii) no person has any preemptive or similar rights to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company.

(i) Immediately after the issuance and sale of the Shares to the Underwriters, no shares of preferred stock of the Company shall be issued or outstanding, and no holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company shall have any right to acquire any shares of preferred stock of the Company.

(j) The Company has no “subsidiaries” (as defined in the Act) other than as listed in Schedule C annexed hereto (the subsidiaries listed therein being referred to herein as the “Subsidiaries”). The Company has no “significant subsidiary,” as that term is defined in Rule 1-02(w) of Regulation S-X under the Act, other than Axesstel R&D Center Co., Ltd., a Korean corporation, and Axesstel, Inc., a California corporation (the “Significant Subsidiaries”). No group consisting of one or more of the Subsidiaries other than the Significant Subsidiaries would, in the aggregate, constitute a “significant subsidiary” of the Company, as that term is defined in Rule 1-02(w) of Regulation S-X under the Act. Except as described in the Registration Statement and the Prospectus, the Company owns 100% of the outstanding capital stock or other ownership interest of the Subsidiaries. Each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. Each of the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify could not, individually or in the aggregate, have a Material Adverse Effect. All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance, in all material respects, with all applicable federal and state securities laws, were not issued in violation of any preemptive, subscription or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims. No options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding. Complete and correct copies of the charter and bylaws or other organizational documents of each of the Subsidiaries and all amendments thereto have been delivered to you. Except for the Subsidiaries or as described in the Registration Statement and the Prospectus, the Company does not own, directly or indirectly, any long-term debt or any equity interest in any firm, corporation, partnership, joint venture, association or other entity.

(k) The financial statements, together with the related schedules and notes, included in the Registration Statement or the Prospectus present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified, have been prepared in compliance with the requirements of the Act and Exchange Act and are in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved. Any pro forma financial statements or data included in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulation S-X of the Act, and the pro forma adjustments are reasonable and have been properly applied to the historical amounts in the compilation of those statements. The other financial and statistical data included in the Registration Statement or the Prospectus are accurately presented and prepared on a basis consistent with such financial statements and with the books and records of the Company. There are no financial statements (historical or pro forma) that are required to be included in the Registration

Statement or the Prospectus that are not so included as required. Gumbiner Savett Inc., whose report on the consolidated financial statements of the Company and the Subsidiaries is included in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and by Rule 3600T of the Public Company Accounting Oversight Board. All disclosures contained in the Registration Statement or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable.

(l) Subsequent to the date of the most recent audited balance sheet of the Company included in the Registration Statement and the Prospectus and except as otherwise disclosed therein, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, operations, properties, prospects, management, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation, direct or contingent, which is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any of the Subsidiaries, (iv) any change in the capital stock or outstanding indebtedness of the Company or any of the Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company. Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries has any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), and neither is, together with its “related parties,” the “primary beneficiary” of any “variable interest entities” (as such terms are used in Financial Accounting Standards Board Interpretation No. 46).

(m) Neither the Company nor any of the Subsidiaries is in breach or violation of, or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, or constitute a default under, or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its charter, bylaws or other organizational documents, (ii) any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, but not limited to, the AMEX), or (iv) any decree, judgment or order applicable to the Company, any of the Subsidiaries or any of their respective properties, except for breaches, violations and defaults as could not, individually or in the aggregate, have a Material Adverse Effect.

(n) Each of the Company and the Subsidiaries has obtained and possesses all necessary licenses, permits, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule (collectively, “Permits”), and has obtained all necessary authorizations, consents and approvals from other persons (collectively, “Approvals”), in order to conduct its business as described in the Registration Statement and the Prospectus, other than such Permits and Approvals the failure of which to obtain, possess or file could not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries is in breach or violation of, or in default under, any such Permit or Approval, the effect of which could, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any Permit or Approval, except where such violation, default, revocation or modification could not, individually or in the aggregate, have a Material Adverse Effect;

(o) All legal or governmental proceedings, contracts, leases, properties, documents, affiliate transactions or off-balance sheet transactions (including, without limitation, any “variable interests” in “variable interest entities,” as such terms are defined in Financial Accounting Standards Board Interpretation No. 46) of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required. Except as described in the Registration Statement and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of the Subsidiaries or any of their respective directors or officers is a party or of which any of their respective properties is subject at law or in equity, or before or by any federal, state, local or foreign governmental commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, but not limited to, the AMEX), which, if adversely decided, could, individually or in the aggregate, result in a judgment, decree or order having a Material Adverse Effect.

(p) The Company and each of the Subsidiaries have good title to all real and personal property owned, or described in the Registration Statement or in the Prospectus as being owned, by them, free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement and the Prospectus or such as could not, individually or in the aggregate, have a Material Adverse Effect. Except as described in the Registration Statement and the Prospectus, all real property and buildings held under lease by the Company or any of the Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as do not materially interfere with the use made and proposed to be made of such property and buildings by the Company or any of the Subsidiaries, as the case may be.

(q) The Company and the Subsidiaries and their properties, assets and operations are in compliance with, and the Company and the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals could not, individually or in the aggregate, have a Material Adverse Effect. There are no past, present or, to the knowledge of the Company, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent material compliance by the Company or the Subsidiaries with, Environmental Laws. Except as could not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any actual or alleged violation of any Environmental Law or any actual or alleged release or threatened release or clean-up (at any location) of any Hazardous Materials (as defined below). As used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, clean-up or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Material” means any material (including, without limitation, pollutants, contaminants and hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law.

(r) Other than as set forth in the Registration Statement and the Prospectus, the Company and the Subsidiaries own or have valid licenses to use all patents, trademarks, servicemarks, trade names, copyrights, trade secrets, information, proprietary rights and processes (“Intellectual Property”) that are material to their respective businesses as currently conducted or as proposed to be conducted (including the commercialization of products or services described in the Registration Statement and the Prospectus as under development), in each case as such businesses are described in the Registration Statement and the Prospectus, without infringement of the rights of others, and the Company and the Subsidiaries have taken all steps reasonably necessary to secure interests in such Intellectual Property. Neither the Company nor any of the Subsidiaries is subject to any judgment, order, injunction or decree, or is a party to any agreement, which restricts or impairs in any material respect the Company’s or such Subsidiary’s use of Intellectual Property owned thereby or licensed thereto. No claims have been asserted by any third party with respect to the validity, scope or enforceability of any Intellectual Property owned by or licensed to the Company or any Subsidiary, or with respect to the Company’s or any Subsidiaries ownership of or right to use any such Intellectual Property, and to the Company’s knowledge there is no reasonable basis for any such claim. The Company and the Subsidiaries have complied in all material respects with the terms of any agreement pursuant to which Intellectual Property has been licensed to the Company or any Subsidiary, and all such agreements are in full force and effect. Except as described in the Registration Statement and the Prospectus, the Company is not aware of any options, licenses or agreements pursuant to which third parties possess rights to the Intellectual Property owned by or licensed to the Company or any of the Subsidiaries. None of the technology employed by the Company or the Subsidiaries has been obtained or is used or proposed to be used by the Company or the Subsidiaries in violation of any rights of a third party. Except as described in the Registration Statement and the Prospectus, to the Company’s knowledge neither the Company nor any of the Subsidiaries has infringed or is infringing or, by conducting its business as described in the Registration Statement and the Prospectus and commercializing the products under development described therein, would infringe the Intellectual Property of a third party, and neither the Company nor any Subsidiary has received notice of a claim by a third party to the contrary.

(s) All tax returns required to be filed by the Company or any of the Subsidiaries have been filed, other than those filings being contested in good faith, and all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of the Subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

(t) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have duly made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct. The Company, the Subsidiaries and, to our knowledge, the Company’s directors and officers each are in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the AMEX promulgated thereunder. The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all material weaknesses in internal controls have been identified for the Company’s auditors; since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(u) The Company has provided you true, correct and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company or any Subsidiary to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company. On or after July 30, 2002, the Company has not, directly or indirectly, including through any Subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002.

(v) The Company and each of the Subsidiaries maintain insurance of the types and in amounts the Company believes is reasonably adequate for the conduct of their respective businesses and is customary for companies engaged in similar businesses in similar industries.

(w) No labor dispute with the employees of the Company, any of the Subsidiaries or any of the customers or suppliers of the Company or the Subsidiaries exists or, to the knowledge of the Company, is imminent that could, individually or in the aggregate, have a Material Adverse Effect.

(x) Neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice. Except for matters which could not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge after due inquiry, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge after due inquiry, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, and (ii) to the Company’s knowledge after due inquiry, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries.

(y) Neither the Company nor any of the Subsidiaries nor, to the Company’s knowledge after due inquiry, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus.

(z) The Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto (except as otherwise indicated on Exhibit A-1), of each of its directors and officers and each stockholder named in Exhibit A-1 hereto.

(aa) Neither the Company nor any of the Subsidiaries has sent or received any notice of termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement and the Prospectus or filed as an exhibit to the Registration Statement, and no such termination has been threatened by the Company or any of the Subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement.

(bb) Each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement or the Prospectus or any Incorporated Document has been made or reaffirmed with a reasonable basis and has been disclosed in good faith.

(cc) All statistical and market-related data included or incorporated by reference in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(dd) Neither the Company nor any Subsidiary is and, after giving effect to the offering and sale of the Shares, neither of them will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(ee) To the Company’s knowledge after due inquiry, there are no affiliations or associations between any member of the National Association of Securities Dealers, Inc. (the “NASD”) and the Company or any of the Company’s officers, directors or 1% or greater securityholders, except as set forth in the Registration Statement and the Prospectus.

(ff) The Company is in compliance with the rules of the AMEX, including, without limitation, the requirements for continued listing of the Common Stock on the AMEX, and there are no actions, suits or proceedings pending, threatened or, to the Company’s knowledge, contemplated, and the Company has not received any notice from the AMEX, regarding the revocation of such listing or otherwise regarding the delisting of shares of Common Stock from the AMEX.

In addition, any certificate signed by any officer of the Company and delivered to you or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

3. Certain Covenants of the Company. The Company hereby agrees:

(a) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement, or a post-effective amendment thereto, to be declared effective before the offering of the Shares may commence, to use its best efforts to cause the Registration Statement or such post-effective amendment to become effective as soon as possible;

(b) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);

(c) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

(d) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, to prepare promptly upon request such amendment or amendments to the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

(e) to advise you promptly, confirming such advice in writing (if requested by you), of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of, a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend the Registration Statement or supplement the Prospectus and to file no such amendment or supplement to which you shall object in writing;

(f) if necessary or appropriate in connection with the offer and sale of the Shares, to file a 462(b) Registration Statement in the manner prescribed by the Act so that such 462(b) Registration Statement shall become effective upon filing;

(g) to furnish to you and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly, current and transition reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms, as may be designated by the Commission, (iii) copies of documents or reports filed with the AMEX or with any national securities exchange on which any class of securities of the Company is listed and (iv) such other information as you may reasonably request regarding the Company or any of the Subsidiaries, in each case as soon as reasonably practicable after such reports, communications, documents or information become available (documents filed on Edgar will be deemed furnished for purposes of this section);

(h) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a prospectus relating to the Shares is required to be delivered under the Act which would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments to the Registration Statement and supplements to the Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

(i) not later than April 15, 2006, to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve (12) months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act);

(j) to furnish to you five (5) conformed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient additional conformed copies (other than exhibits) for distribution of a copy to each of the other Underwriters;

(k) to furnish to you as soon as reasonably practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent certified public accountants, as stated in their letter to be furnished pursuant to Section 5(f) hereof;

(l) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Prospectus;

(m) to pay costs, expenses, fees and taxes incident to the performance of its obligations under this Agreement in connection with (i) the preparation and filing of the Registration Statement, any 462(b) Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares, including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including associated filing fees and the reasonable legal fees and disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the AMEX and any registration thereof under the Exchange Act, (vi) review of the public offering of the Shares by the NASD (including associated filing fees and the reasonable legal fees and disbursements of counsel for the Underwriters), (vii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offer and sale of the Shares to prospective investors and your sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (viii) the costs and expenses of qualifying the Shares for inclusion in DTC’s book-entry settlement system and (ix) the performance of the Company’s other obligations hereunder;

(n) for so long as the delivery of the Prospectus is required in connection with the offer or sale of the Shares, to furnish to you a reasonable period of time before filing with the Commission a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act and to not make any filing to which you shall reasonably object;

(o) to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet, statement of income, stockholders’ equity and cash flows of the Company and its Subsidiaries for such fiscal year, accompanied by a copy of the report thereon of nationally or regionally recognized independent certified public accountants duly registered with the Public Company Oversight Accounting Board);

(p) to not take, directly or indirectly, any action designed to or which may constitute or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(q) not to sell, offer or agree to sell, contract to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or any warrants or other rights to purchase Common Stock or any such securities or any other securities of the Company that are substantially similar to Common Stock, or file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, for a period of ninety (90) days after the date hereof (the “Lock-Up Period”), without the prior written consent of First Albany, except for (i) the registration of the offer and sale of the Shares, and the sales of the Shares, to the Underwriters pursuant to this Agreement, (ii) the registration of the resale of shares of common stock by entities affiliated with ComVentures, Laurus Master Fund, Ltd., Coffin Communications, Grant Bettingen, Inc. and Curtis F. Leahy on a Form S-3 registration statement or other appropriate form, (iii) the registration of the resale of up to 1,303,043 shares of common stock by Mike H.P. Kwon, Jin Yong Kim and David Morash on a Form S-8 registration statement or other appropriate form, (iv) issuances of Common Stock upon the exercise of options or warrants, or the conversion of convertible notes or the payment of interest accrued and payable under such notes, disclosed as outstanding in the Registration Statement and the Prospectus and (v) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement and the Prospectus; provided, however, that, if (i) during the period that begins on the date that is 15 calendar days plus 3 business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or significant news or a significant event relating to the Company occurs; or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 3(q) shall continue to apply until the expiration of the date that is 15 calendar days plus 3 business days after the date on which such significant news, such significant event or the issuance of such earnings release occurs;

(r) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock;

(s) subject to Section 3(n) hereof, to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares, and to promptly notify you of such filing; and

(t) to use its best efforts to cause the Common Stock to be listed for quotation on the AMEX and maintain such listing.

4. Representations, Warranties and Covenants of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents, warrants and covenants to the Underwriters that:

(a) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, the Selling Stockholder’s Power-of-Attorney and Custody Agreement (the Selling Stockholder’s Power-of-Attorney and the Custody Agreement are hereinafter referred to collectively as the “Stockholders’ Agreements”) hereinafter referred to, and for the sale and delivery of the Selling Stockholder Firm Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement and the Stockholders’ Agreements, to make the representations, warranties and agreements hereunder and thereunder, and to sell, assign, transfer and deliver the Selling Stockholder Firm Shares to be sold by such Selling Stockholder hereunder.

(b) Certificates in negotiable form and irrevocable exercise notices for outstanding options and warrants (the “Exercise Notices”) representing all of the Selling Stockholder Firm Shares to be sold by such Selling Stockholder have been placed in custody under the Stockholders’ Agreements, in the forms heretofore furnished to you, duly executed and delivered by such Selling Stockholder to the Custodian, and such Selling Stockholder has duly executed and delivered a power-of-attorney, in the form heretofore furnished to you and included in the Stockholders’ Agreements (the “Power-of-Attorney”), appointing Mike H.P. Kwon and David Morash, and each of them, as such Selling Stockholder’s attorney-in-fact (the “Attorneys-in-Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine (subject to the provisions of the Stockholders’ Agreements) the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 1 hereof, to authorize the delivery of the Selling Stockholder Firm Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Stockholders’ Agreements.

(c) Such Selling Stockholder specifically agrees that the Selling Stockholder Firm Shares represented by the certificates and Exercise Notices held in custody for such Selling Stockholder under the Stockholders’ Agreements are for the benefit of and coupled with and subject to the interests of the Underwriters, the Custodian, the Attorneys-in-Fact, each other Selling Stockholder and the Company, that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power-of-Attorney, are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity, liquidation or dissolution of any Selling Stockholder or by the occurrence of any other event. If any individual Selling Stockholder or any executor or trustee for a Selling Stockholder should die or become incapacitated, or if any Selling Stockholder that is an estate or trust should be terminated, or if any Selling Stockholder that is a partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Selling Stockholder Firm Shares hereunder, certificates and Exercise Notices representing the Selling Stockholder Firm Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and of the Stockholders’ Agreements, and actions taken by the Attorneys-in-Fact pursuant to the Powers-of-Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

(d) This Agreement and the Stockholders’ Agreements have each been duly authorized, executed and delivered by such Selling Stockholder and each such document constitutes a valid and binding obligation of such Selling Stockholder, enforceable in accordance with its terms.

(e) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the sale of the Selling Stockholder Firm Shares by such Selling Stockholder or the consummation by such Selling Stockholder of the transactions on its part contemplated by this Agreement and the Stockholders’ Agreements, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or blue sky laws or the bylaws and rules of the AMEX in connection with the purchase and distribution by the Underwriters of the Shares to be sold by such Selling Stockholder.

(f) The sale of the Selling Stockholder Firm Shares to be sold by such Selling Stockholder hereunder and the performance by such Selling Stockholder of this Agreement and the Stockholders’ Agreements and the consummation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of such Selling Stockholder pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to such Selling Stockholder or, if such Selling Stockholder is a corporation, partnership or other entity, the organizational documents of such Selling Stockholder.

(g) Such Selling Stockholder has, or at the time of purchase or any additional time of purchase, will have, good and marketable title to the Selling Stockholder Firm Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims whatsoever; and, upon delivery of such Selling

Stockholder Firm Shares and payment therefor pursuant hereto, good and marketable title to such Selling Stockholder Firm Shares, free and clear of all liens, encumbrances, equities or claims whatsoever, will be delivered to the Underwriters.

(h) At the time of purchase all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder (or the Company, on such Selling Stockholder’s behalf) and all laws imposing such taxes will have been fully complied with.

(i) Other than as permitted by the Act, such Selling Stockholder has not distributed and will not distribute the Preliminary Prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares. Such Selling Stockholder has not taken and will not at any time take, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result in, or that will constitute, stabilization of the price of shares of Common Stock to facilitate the sale or resale of any of the Shares.

(j) All information with respect to such Selling Stockholder contained in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto complied or will comply in all material respects with all applicable requirements of the Act and does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(k) Such Selling Stockholder has no knowledge of any material fact or condition not set forth in the Registration Statement or the Prospectus that has adversely affected, or may adversely affect, the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries.

(l) Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 2 hereof are not true and correct.

(m) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder agrees to deliver to you prior to or at the time of purchase or any additional time of purchase a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

(n) Such Selling Stockholder, directly or indirectly, has not entered into any commitment, transaction, or other arrangement, including any prepaid forward contract, 10b5-1 plan or similar agreement, that transfers or may transfer any of the legal or beneficial ownership or any of the economic consequences of ownership of Common Stock, except as has been previously disclosed in writing to the Underwriters.

(o) Such Selling Stockholder will enter into a Lock-Up Agreement with the Underwriters to the effect that such Selling Stockholder will not, without the prior written consent of First Albany, sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to acquire such shares according to the terms set forth in the form of Lock-Up Agreement attached as Exhibit A hereto.

(p) Unless otherwise paid by the Company, the Selling Stockholders will pay or reimburse if paid by the Underwriters, in proportions the Company and the Selling Stockholders may agree upon themselves, all costs, expenses, fees and taxes in connection with the items set forth in Section 3(m) hereof. The Selling Stockholders will pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement that are not otherwise specifically provided for herein, including but not limited to any fees and expenses of counsel for such Selling Stockholders, and fees and expenses of the Attorneys-in-Fact and the Custodian, and all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholders to the Underwriters hereunder.

5. Reimbursement of Underwriters’ Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the last paragraph of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company agrees, in addition to paying the amounts described in Section 3(m) hereof, to reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of their counsel. The Underwriters may deem the Company to be the primary obligor with respect to all costs, fees and expenses to be paid by the Company and the Selling Stockholders as described in this Agreement.

6. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder to purchase Shares at the time of purchase or any additional time of purchase shall be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders on the date hereof and at the time of purchase and, with respect to the purchase of Shares at any additional time of purchase, at such additional time of purchase, the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

(a) You shall have received, at the time of purchase and at any such additional time of purchase, as the case may be, i) an opinion of Sheppard, Mullin, Richter & Hampton, LLP, counsel for the Company, addressed to the Underwriters and dated the time of purchase or such additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to you, in the form set forth in Exhibit B-1 hereto, ii) an opinion of Guth Christopher LLP, counsel for the Selling Stockholders, addressed to the Underwriters and dated the time of purchase or such additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to you, in the form set forth in Exhibit B-2 hereto and iii) an opinion of TMI Associates, special counsel for certain of the Selling Stockholders, addressed to the Underwriters and dated the time of purchase or such additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to you, in the form set forth in Exhibit B-3 hereto.

(b) You shall have received at the time of purchase and at any such additional time of purchase, as the case may be, the opinion of Frommer Lawrence and Haug, patent counsel to the Company, addressed to the Underwriters and dated the time of purchase or such additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to you, in the form set forth in Exhibit C hereto.

(c) You shall have received at the time of purchase and at any such additional time of purchase, as the case may be, the opinion of Kim, Shin & Yu counsel to the Company with respect to the laws of the Republic of Korea, addressed to the Underwriters and dated the time of purchase or such additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to you, in the form set forth in Exhibit D hereto.

(d) You shall have received at the time of purchase and at any such additional time of purchase, as the case may be, the letter of Helen Chao, General Counsel of the Company, addressed to the Underwriters and dated the time of purchase or such additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to you, in the form set forth in Exhibit E hereto.

(e) You shall have received at the time of purchase and at any such additional time of purchase, as the case may be, the opinion of Pillsbury Winthrop LLP, counsel for the Underwriters, dated the time of purchase or such additional time of purchase, as the case may be, with respect to the issuance and sale of the Shares by the Company, the Registration Statement, the Prospectus and such other related matters as the Underwriters may require.

(f) You shall have received from Gumbiner Savett Inc. letters dated, respectively, the date of this Agreement and the time of purchase and any such additional time of purchase, as the case may be, and addressed to the Underwriters (with originally executed copies for each of the Underwriters) in the forms approved by you.

(g) No amendment to the Registration Statement or supplement to the Prospectus (including the filing of a document which shall be deemed to be incorporated by reference in the Registration Statement or the Prospectus) shall at any time have been filed to which you have objected in writing.

(h) The Registration Statement (excluding for these purposes any 462(b) Registration Statement) shall have become effective not later than 5:30 PM New York City time on the date this Agreement shall become effective as provided herein; any required 462(b) Registration Statement shall have been filed with the Commission and become effective upon filing no later than 10:00 P.M., New York City time, on the date of this Agreement; and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30

PM New York City time on the second full business day after the date of this Agreement or such shorter period of time prescribed by such Rule 424(b).

(i) Prior to the time of purchase or any such additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all supplements thereto, if any, shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(j) Between the time of execution of this Agreement and the time of purchase or any additional time of purchase, as the case may be (i) no change or any development involving a prospective change in the business, operations, properties, prospects, management, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole, shall occur or become known and (ii) no transaction shall have been entered into by the Company or any of the Subsidiaries, the effect of which, in any case referred to in clause (i) or (ii) above, is, in your sole judgment, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement (exclusive of any amendment thereof and any Incorporated Documents that are filed with the Commission after the execution and delivery of this Agreement) or the Prospectus (exclusive of any supplement thereto and any Incorporated Documents that are filed with the Commission after the execution and delivery of this Agreement).

(k) The Company will, at the time of purchase or any such additional time of purchase, as the case may be, deliver to you a certificate, dated the time of purchase or such additional time of purchase, as the case may be, signed by its Chief Executive Officer and its Chief Operating Officer, in the form attached hereto as Exhibit F.

(l) At the time of purchase or any such additional time of purchase, as the case may be, there shall be furnished to you a certificate, dated the date of its delivery, signed by the Selling Stockholders (or the Attorneys-in-Fact on their behalf), in form and substance satisfactory to you, to the effect that the representations and warranties of the Selling Stockholders contained herein are true and correct in all material respects on and as of the date of such certificate as if made on and as of the date of such certificate, and each of the covenants and conditions required herein to be performed or complied with by the Selling Stockholders on or prior to the date of such certificate has been duly, timely and fully performed or complied with.

(m) You shall have received each of the signed Lock-Up Agreements referred to in Sections 2(z) and 4(o) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and such additional time of purchase, as the case may be.

(n) The Shares shall have been approved for inclusion in the AMEX, subject only to notice of issuance at or prior to the time of purchase or any such additional time of purchase, as the case may be.

(o) Between the time of execution of this Agreement and the time of purchase or any such additional time of purchase, as the case may be (i) no downgrading shall have occurred in the rating accorded any securities of, or guaranteed by, the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act, and (ii) no such organization shall have announced or given notice of any intended or potential downgrading in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(p) The Company shall have furnished to you any and all actions by the board of directors of the Company signed by the Secretary of the Company taken up until the date of the Prospectus, including, but not limited to, i) minutes of the board of directors of the Company dated as of November 4, 2004 and November 23, 2004, ii) minutes of the nominating and governance committee of the Company dated as of November 4, 2004, and iii) minutes of the compensation committee of the Company dated as of November 4, 2004, November 11, 2004, November 15, 2004 and December 17, 2004.

(q) The Company and the Selling Stockholders shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement or the Prospectus as of the time of purchase and any additional time of purchase, as the case may be, as you may reasonably request.

7. Effective Date of Agreement; Termination. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or (ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

The obligations of the several Underwriters hereunder shall be subject to termination in your absolute discretion if subsequent to the execution and delivery of this Agreement, there shall have occurred: (i) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in your sole judgment, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Shares, whether in the primary market or in respect of dealings in the secondary market; (ii) any suspension or material limitation of trading in securities generally on the New York Stock Exchange or the Nasdaq National Market, or any setting of minimum prices for trading on the New York Stock Exchange or the Nasdaq National Market, or any suspension or material limitation of trading of any securities of the Company on the AMEX or on any exchange or in the over-the-counter market; (iii) any banking moratorium declared by U.S. Federal or New York authorities; (iv) any major disruption in commercial banking or settlements of securities or clearance services in the United States; or (v) any attack on, or outbreak or escalation of hostilities or act of terrorism involving, the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in your sole judgment, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impracticable or inadvisable to proceed with completion of the offering or the sale of and payment for the Shares on the terms and in the manner contemplated by the Registration Statement and the Prospectus.

If you elect to terminate this Agreement as provided in this Section 7, you shall notify the Company, the Selling Stockholders and each other Underwriter promptly by letter or telegram.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company or the Selling Stockholders shall be unable to comply with any of the terms of this Agreement, the Company and the Selling Stockholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 3(m), 4(p), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company or the Selling Stockholders under this Agreement (except to the extent provided in Section 9 hereof) or to each other hereunder.

8. Increase in Underwriters’ Commitments. Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to purchase and pay for the Firm Shares to be purchased by it hereunder, and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to purchase and pay for does not exceed 10% of the total number of Firm Shares, then the non-defaulting Underwriters shall purchase and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Firm Shares shall be purchased and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Firm Shares shall be purchased and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule B hereto.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company and the Selling Stockholders agree with the non-defaulting Underwriters that they will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing paragraph, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule B hereto.

If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company or the Selling Stockholders to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or the Selling Stockholders. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

9. Indemnity and Contribution.

(a) The Company and the Principal Selling Stockholder, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through First Albany to the Company expressly for use with reference to such Underwriter in, such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading; (ii) any untrue statement or alleged untrue statement made by the Company in Section 2 hereof or the failure by the Company to perform, when and as required, any agreement or covenant contained herein; or (iii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the Company including, without limitation, slides, videos, films or tape recordings used in connection with the marketing of the Shares.

If any action, suit or proceeding (each, a “Proceeding”) is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company or The Principal Selling Stockholder pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company or the Principal Selling

Stockholder, as applicable, in writing of the institution of such Proceeding and the Company or the Principal Selling Stockholder, as applicable, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company or the Principal Selling Stockholder shall not relieve the Company or the Principal Selling Stockholder from any liability which the Company or the Principal Selling Stockholder may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company or the Principal Selling Stockholder, as applicable, in connection with the defense of such Proceeding or the Company or the Principal Selling Stockholder, as applicable, shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company or the Principal Selling Stockholder (in which case the Company or the Principal Selling Stockholder, as applicable, shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or the Principal Selling Stockholder, as applicable, and paid as incurred (it being understood, however, that the Company and the Principal Selling Stockholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company and the Principal Selling Stockholder shall not be liable for any settlement of any Proceeding effected without the written consent of the Company or the Principal Selling Stockholder, as applicable, but if settled with the written consent of the Company or the Principal Selling Stockholder, the Company and the Principal Selling Stockholder agree to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the Company or the Principal Selling Stockholder to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the Company and the Principal Selling Stockholder agree that they shall be liable for any settlement of any Proceeding effected without the applicable Company or the Principal Selling Stockholder’s written consent if (i) such settlement is entered into more than 60 business days after receipt by the Company or the Principal Selling Stockholder of the aforesaid request, (ii) the Company or the Principal Selling Stockholder, as applicable, shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) the indemnified party shall have given the Company or the Principal Selling Stockholder, as applicable, at least 30 days’ prior notice of its intention to settle. The Company and the Principal Selling Stockholder shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act, by or on behalf of such indemnified party.

(b) Each of the Selling Stockholders (including the Principal Selling Stockholder), severally and not jointly, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through First Albany to the Company expressly for use with reference to such Underwriter in, such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading; provided, however, that except in the case of directors of the Company and the Principal Selling Stockholder, the foregoing is applicable only to information relating to each selling stockholder provided in writing by or on behalf of such selling stockholder for use in the registration statement or by related prospectus; or (ii) any untrue statement or alleged untrue statement made by such Selling Stockholder in Section 4 hereof or the failure by such Selling Stockholder to perform, when and as required, any agreement or covenant contained herein.

If any Proceeding is brought against an Underwriter or any such person in respect of which indemnity may be sought against a Selling Stockholder or Selling Stockholders pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify such Selling Stockholders in writing of the institution of such Proceeding and such Selling Stockholders, upon request of such Underwriter or such person, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Selling Stockholders shall not relieve such Selling Stockholders from any liability which such Selling Stockholders may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by such Selling Stockholders in connection with the defense of such Proceeding or such Selling Stockholders shall not have, within a reasonable period of time after request by the Company in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such Selling Stockholders (in which case such Selling Stockholders shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Selling Stockholders, and paid as incurred (it being understood, however, that the Company and the Selling Stockholders shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Selling Stockholders shall not be liable for any settlement of any Proceeding effected without the written consent of the Selling Stockholders but if settled with the written consent of the Selling Stockholders, the Selling Stockholders agree to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the Selling Stockholders to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the Selling Stockholders agree that they shall be liable for any settlement of any Proceeding effected without the Selling Stockholders’ written consent if (i) such settlement is entered into more than 60 business days after receipt by the Selling Stockholders of the aforesaid request, (ii) the Selling Stockholders shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) the indemnified party shall have given the Selling Stockholders at least 30 days’ prior notice of its intention to settle. The Selling Stockholders shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act, by or on behalf of such indemnified party.

(c) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (for purposes of this Section 9, all such persons are included in the definition of “Company”), each Selling Stockholder and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Company or any Selling Stockholder may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through First Albany to the Company expressly for use with reference to such Underwriter in, the Registration Statement (or in the Registration Statement as amended by any post effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

If any Proceeding is brought against the Company or any Selling Stockholder in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such Selling Stockholder shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company or any Selling Stockholder or otherwise. The Company or Selling Stockholder, as applicable, shall have the right to employ their or its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or Selling Stockholder unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company and any Selling Stockholder from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

(d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a),(b) or (c), as applicable, of this Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Principal Selling Stockholder, by other Selling Stockholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(e) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 9, in no case shall any Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9, the liability of each Selling Stockholder under this Section 9 shall not exceed the product of the purchase price for each Share set forth in Section 1 hereof multiplied by the number of Shares sold by such Selling Stockholder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

(f) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls any of the foregoing within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the Selling Stockholders, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, each Selling Stockholder and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it or them and, in the case of the Company, against any of the officers or directors of the Company in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or the Prospectus.

10. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to First Albany Capital Inc., One Penn Plaza, 42nd Floor, New York, NY 10119, Attention: Syndicate Department; if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 6815 Flanders Drive, Suite 210, San Diego, CA 92121, Attention: Chief Financial Officer, and if to a Selling Stockholder, to the Attorneys-in-Fact, c/o Chief Financial Officer of Axesstel, Inc. at 6815 Flanders Drive, Suite 210, San Diego, CA 92121.

11. Information Furnished by the Underwriters. The statements set forth in the sixth, seventh, twelfth and thirteenth paragraphs under the caption “Underwriting” in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 2, 3 and 9 hereof.

12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and you, the Company and the Selling Stockholders consent to the jurisdiction of such courts and personal service with respect thereto. The Company and the Selling Stockholders hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against an Underwriter or any indemnified party. Each Underwriter, the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each Selling Stockholder waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Stockholders agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding thereupon, and may be enforced in any other courts in the jurisdiction to which the Company or the Selling Stockholders are or may be subject, by suit upon such judgment.

14. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, to the extent provided in Section 9 hereof, the controlling persons, directors and officers referred to in such Section, the Selling Stockholders, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

16. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Company and the Selling Stockholders and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Underwriters’ respective businesses and/or assets.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the several Underwriters, please so indicate in the space provided below for such purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholders and the several Underwriters.

Very truly yours,

AXESSTEL, INC.

By:	/s/ DAVID MORASH
David Morash
President, Chief Operating Officer and Acting Chief Financial Officer

SELLING STOCKHOLDERS
(named in Schedule A hereto)

By:	/s/ DAVID MORASH
David Morash
Attorney-in-Fact

Accepted and agreed to as of the date first above written:

FIRST ALBANY CAPITAL INC.
PACIFIC GROWTH EQUITIES, LLC
MERRIMAN CURHAN FORD & CO.

As Representatives of the several Underwriters

By:	FIRST ALBANY CAPITAL INC.

By:	/s/ PETER MCNIERNEY
Peter McNierney

SCHEDULE A

SELLING STOCKHOLDERS

Name	Number of Shares Beneficially Owned	Number of Selling Stockholder Firm Shares to be Sold
Nikko Antfactory K.K.	916,752	916,752
Mike H.P. Kwon	4,280,164	701,973
Satoru Yukie	1,252,367	1,252,367
Jin Yong (Jason) Kim	625,245	40,000
Guardtec, Inc.	233,645	233,645
John Chough	267,282	267,282
Craig Hagopian	166,295	151,295
Bobby Cha	170,356	150,000
Qun (Chuck) Ai	167,691	167,691
Peter Waldo	106,013	106,013
Bong Soo Kim	30,000	12,000
Yong Kyo Lee	94,277	50,000
Bong Keun Kim	302,591	151,295
Newport Capital Consultants, Inc.	150,000	50,000
The Search for Value Inc.	150,000	50,000
Simon Yi	100,000	30,000
Robert Lear	12,500	12,500
Yutaka Sato	15,000	15,000
Abitech Japan Corporation	25,000	25,000
Universal Bank	32,828	32,828
Yeong Jee Chung	18,155	18,155
Kazuhiko Shirai	16,667	16,667
Jin Sik Min	5,085	5,085

TOTAL	9,137,913	4,455,548

SCHEDULE B

Underwriter	Number of Firm Shares
First Albany Capital Inc.	3,593,608
Pacific Growth Equities, LLC	3,382,219
Merriman Curhan Ford & Co.	1,479,721

Total	8,455,548

SCHEDULE C

SUBSIDIARIES

Name	Form of Entity	Jurisdiction of Incorporation
Axesstel, Inc.	Corporation	California

Axesstel Technologies, Inc.	Corporation	California

Axesstel R&D Center Co., Ltd.	Corporation	Republic of Korea

EXHIBIT A

LOCK-UP AGREEMENT

[Attached hereto]

EXHIBIT A-1

LIST OF ADDITIONAL PARTIES TO EXECUTE LOCK-UP AGREEMENTS

5% and Selling Stockholders:

AbiTech Japan Corporation

Ai, Qun (Chuck)

Cha, Bobby

Chough, Hong Joon (John)

Chung, Yeong Jee

ComVentures

Guardtec

Hagopian, Craig

Kim, Bong Soo

Kim, Bong Keun

Kim, Jin Yong (Jason)

Lear, Robert

Lee, Yeong Kyo

Min, Jin Sik

NC No. 7 Investment Enterprise Partnership

NC No. 8 Investment Enterprise Partnership

Newport Capital Consultants, Inc.

Qualcomm Incorporated

Sato, Yutaka

The Search for Value, Inc.

Shirai, Kazuhiko

Universal Bank

Waldo, Peter J.

Yi, Simon S.

Yukie, Satoru

Current Directors and Executive Officers:

Bhagat, Jai

Casari, Harry

Cheng, Lixin

Gray, Patrick

Hsieh, Haydn

Kwon, Mike

Morash, David

Persson, Ake

Saifi, Alireza

Shultz, Eric

Yang, Seung Taik

Others:

Ahn, Se Ho

An, Sun Hee

Bae, Jang Woo (Jongwoo)

Bang, Jeannie

Bock Christine

Chang, Hae Won

Chao, Helen

Cha, Seung Chun

Cho, Wan Sig

Choi, Kyung Jin

Giroux, Susan

Ham, Jang Keun

Jang, Seung Hyeok

Jun, Yang Woo

Jung, Gu Berm

Kim, Do Hyeong

Kim, Dong Won

Kim, Duk San

Kim, Eui Joong

Kim, Hwa Young

Kim, Hyun Wook

Kim, Joong Hwa

Kim, Nam II

Kim, Yeon Jib

Ko, Sun Young

Laurus Master Fund, Ltd.*

Lee, Chang Kee

Lee, Eun Do

Lee, Hae Kyung (Alysia)

Lee, Jae Hun (Jae Han)

Lee, Jae Hwan

Lee, Jeong W.

Lee, Jong Sung

Lee, Sang Hoon

Oh, Hae Suke (Hae Seok)

Mo, Mi Na

Paek, Seung Hwan

Park, Jong Heun

Park, Kab Sik

Park, Sidney S.

Pyles, You-Kyoung (Lauren)

Roh, Ki-Young (Kevin)

Seol, Ji Yeon

Shin, Son Moo

Sivitz, Steven

Sung, Jimmy (3)

Wistron NeWeb Corporation

Yoo, Chin Taek

Yoo, Chul Kyong

You, Gwan-Hee (Peter)

Yoon, Kong Sun

Yoon, Sang Yeub

Youn, Serk-Kyu

*	This agreement was entered into on a modified form previously provided to the Underwriters.

EXHIBIT B-1

OPINION OF SHEPPARD, MULLIN, RICHTER & HAMPTON, LLP

First Albany Capital Inc.

Pacific Growth Equities, LLC

Merriman Curhan Ford & Co.

As Representatives of the several Underwriters

c/o First Albany Capital Inc.

One Penn Plaza, 42nd Floor

New York, New York 10119

Ladies and Gentlemen:

We have acted as counsel to Axesstel, Inc., a Nevada corporation (the “Company”), in connection with the offering for sale to the underwriters (the “Underwriters”) named in Schedule I hereto of (i) an aggregate of                      shares of the Company’s Common Stock, $.0001 par value (the “Firm Shares”), of which                      shares will be sold by the Company and                      shares will be sold by the persons referred to as Selling Stockholders (the “Selling Stockholders”) in that certain Underwriting Agreement, dated as of                     , 2004, by and among the Company, the Selling Stockholders and the Underwriters (the “Underwriting Agreement”) and (ii) the proposed sale pursuant to the Underwriting Agreement, at the Underwriters’ option, of an aggregate of up to                      additional shares of the Company’s Common Stock (the “Additional Shares”), which would be sold by the Selling Stockholders. This opinion is given to you pursuant to section 6(a) of the Underwriting Agreement. Unless defined herein, terms that are defined in the Underwriting Agreement have the meanings herein given them in the Underwriting Agreement.

As to matters of fact, we are relying upon the representations and warranties of all parties contained in the Underwriting Agreement and the Certificates of certain officers of the Company (the “Opinion Certificates”) and upon certificates and statements of government officials, all without independent verification. In addition, we examined originals or copies of documents, corporate records and other writings that we consider relevant for the purposes of this opinion. In such examination, we assumed that the signatures on documents and instruments examined by us are authentic, that each is complete and what it purports to be, that all documents and instruments submitted to us as copies or facsimiles conform with the originals.

In our examination of documents, we further assumed (i) that each person or entity entering into such documents (other than the Company in connection with the Underwriting Agreement) had the power, legal competence and capacity to enter into and perform all of such party’s obligations thereunder, (ii) the due authorization, execution and delivery of such documents by each party thereto (other than the due authorization, execution and delivery of the Underwriting Agreement by the Company), (iii) the enforceability and binding nature of the obligations of the parties to such documents (other than as to the enforceability against, and the binding nature upon, the Company), (iv) that there is no fact or circumstance relating to any party that might prevent the Underwriters from enforcing any of the rights provided for in the Underwriting Agreement, and (v) performance on or before the time of purchase and the additional time of purchase, if any, by all parties of their obligations under the Underwriting Agreement to be performed on or before the time of purchase or the additional time of purchase, if any.

As used in this opinion, the expression “to our knowledge” or “known to us” with reference to matters of fact refers to the current actual knowledge of John J. Hentrich, John D. Tishler, Steffani M. Stevens, Stephen LaSala, Robert Wernli, Ryan Connor and William T. Manierre, the attorneys within the firm with primary responsibility for the transactions covered by this opinion. Except to the extent expressly set forth herein we have not undertaken any independent investigation to determine the accuracy or completeness of any such statement of fact (including without limitation any examination of any documents in our files or otherwise made available to us by the Company), and no inference as to the accuracy or completeness of any such statement should be drawn from our representation of the Company or our rendering of the opinions set forth below.

Based upon and subject to the foregoing and the qualifications and limitations set forth below, and except as set forth in the Prospectus and the Registration Statement, it is our opinion that:

1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver the Underwriting Agreement and to issue, sell and deliver the Company Firm Shares as contemplated by the Underwriting Agreement.

2. To our knowledge, except as set forth in the Registration Statement and the Prospectus, the Company does not own or control, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity, other than the Subsidiaries. Each of the Subsidiaries organized under the laws of a state of the United States (the “U.S. Subsidiaries”) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus.

3. Each of the Company and the U.S. Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each state in which such qualification is necessary, except where the failure to so qualify could not, individually or in the aggregate, have a Material Adverse Effect.

4. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

5. The Company Firm Shares have been duly authorized and, when issued and delivered to and paid for by the Underwriters, will be validly issued, fully paid and non-assessable. The Selling Stockholder Firm Shares and the Additional Shares have been duly authorized and validly issued and are fully paid and non-assessable.

6. The Company has authorized and outstanding shares of capital stock as set forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of the Company (A) have been duly authorized and validly issued and, except with respect to each such share to the extent that such share was issued to an officer or director of the Company for future services that have not yet been fully rendered, are fully paid and non-assessable and (B) are free of preemptive, subscription or similar rights under Chapter 78 of the Nevada Revised Statutes, all applicable provisions of the Nevada Constitution and reported judicial decisions interpreting these laws (collectively, the “NCC”) or the charter or bylaws or other organizational documents of the Company or any contract, commitment or instrument described in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement or otherwise known to us; the Company Firm Shares, when issued, will be, and the Selling Stockholder Firm Shares and the Additional Shares are, free of preemptive, subscription or similar rights under the NCC or the charter or bylaws or other organizational documents of the Company or any contract, commitment or instrument described in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement or otherwise known to us; the holders of the Shares will not be subject to personal liability by reason of being such holders; and the certificates for the Shares are in due and proper form and conform to the requirements of the NCC and the AMEX. To our knowledge, except as disclosed in or specifically contemplated by the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company.

7. All of the outstanding shares of capital stock of each of the U.S. Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, are owned of record by the Company, and, to our knowledge, are not subject to any security interest or other encumbrance or adverse claim; to our knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in any of the U.S. Subsidiaries are outstanding.

8. The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus.

9. The Registration Statement and the Prospectus (except as to the financial statements and schedules and the financial data derived therefrom, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act; the conditions to the use of Form SB-2 with respect to the Registration Statement in connection with the offering and sale of the Shares as contemplated by the Underwriting Agreement have been satisfied.

10. The Registration Statement has become effective under the Act, and to our knowledge no stop order with respect to the effectiveness thereof has been issued and no stop order proceedings with respect thereto are pending or threatened under the Act; and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424 and in the manner and within the time period required by Rule 430A under the Act.

11. The offering and sale of an aggregate of 270,271 shares of the Company’s Common Stock to ComVentures V, L.P., ComVentures V-B CEO Fund, L.P. and ComVentures V Entrepreneurs’ Fund, L.P. (the “ComVentures Funds”) that closed on             , 2005, and the offering and sale of an aggregate of              shares of the Company’s Common Stock to the ComVentures Funds that is expected to close concurrently with the closing provided for in the Underwriting Agreement need not, in the view of the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the “Staff”) as expressed in the no-action letters to Black Box Incorporated dated June 25, 1990, and to Squadron, Ellenhoff, Pleasant & Lehrer dated February 28, 1992, be integrated with the registered public offering of the Firm Shares and the Additional Shares in such a manner as would render unavailable for such sales the exemption from the registration requirements of the Act contained in Section 4(2) of the Act and Rule 506 of Regulation D promulgated pursuant to the Act, and, as a result, the Staff should not recommend enforcement action to the Division of Enforcement of the Securities and Exchange Commission based on an allegation that any of such offerings or sales to the ComVentures Funds violated Section 5 of the Act.

12. No approval, authorization, consent or order of or filing with any United States federal, Nevada corporate or New York governmental commission, board, body, authority or agency, or under any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, but not limited to, the AMEX), or of or with the stockholders of the Company, is required in connection with the execution and delivery of the Underwriting Agreement by the Company and the issuance, sale and delivery of the Company Firm Shares and the Company Additional Shares and consummation of the other transactions contemplated by the Underwriting Agreement other than those that have been obtained under the Act and the rules of the AMEX and other than any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or any necessary approval of the Corporate Financing Department of the NASD, as to which qualification and approval we express no opinion.

13. The execution and delivery by the Company of the Underwriting Agreement and the performance by the Company of its obligations thereunder, including the consummation of the transactions contemplated by the Underwriting Agreement and by the Registration Statement and the Prospectus, do not constitute, and will not result in, a breach or violation of, or a default under (nor an event which, with notice, lapse of time or both would result in a breach or violation of, or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under), or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to: (A) any provision of the charter or bylaws or other organizational documents of the Company or any of the U.S. Subsidiaries, (B) any provision of any material license, permit, franchise or authorization issued to the Company or any of the U.S. Subsidiaries, or of any indenture, mortgage, deed of trust, note, bank loan or credit agreement or other evidence of indebtedness, or any material lease, contract or other agreement or instrument to which the Company or any of the U.S. Subsidiaries is a party or by which any of them may be bound or affected, or to which any of the respective property or assets of the Company or any of the U.S. Subsidiaries is subject or may be bound or affected, in each case that is described in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement or to any Incorporated Document or otherwise known to us (all items referred to in this item B being referred to herein as “Contractual Obligations”), (C) any United States federal, Nevada corporate or New York state law, regulation or rule or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, but not limited to, the AMEX) or (D) any decree, judgment or order known by us to be applicable to the Company or any of the U.S. Subsidiaries.

14. To our knowledge, there are no material contracts, licenses, agreements, leases or documents of a character which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described or filed as required.

15. To our knowledge, there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company or any of the Subsidiaries is subject or to which any of their respective properties is subject, whether at law or in equity or before or by any United States federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, which are required to be described in the Registration Statement or the Prospectus but are not so described as required.

16. Neither the Company nor any Subsidiary is and, after giving effect to the offer and sale of the Shares, neither of them will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act.

17. The Shares have been duly authorized for listing on the AMEX, subject to notice of issuance.

18. The statements in the Registration Statement and the Prospectus under the captions “Description of Capital Stock–Common Stock,” “Description of Capital Stock – Registration Rights,” “Description of Capital Stock – Anti-Takeover Rights” and “Material U.S. Federal Tax Considerations for Non-U.S. Holders of our Common Stock,” insofar as such statements purport to summarize or describe the provisions of the laws, documents or proceedings referred to therein, fairly summarize in all material respects such provisions of law, legal matters, documents and proceedings.

19. No person has the right, pursuant to the terms of any contract, agreement or other instrument described in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement or to any Incorporated Document, or otherwise known to us, to have any securities issued by the Company registered pursuant to the Act, included in the Registration Statement or sold in the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the transactions contemplated by the Underwriting Agreement or otherwise, which has not been satisfied or waived.

We have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in enumerated paragraphs 6 and 8 above), on the basis of the foregoing nothing has come to our attention that causes us to believe that the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no opinion with respect to the financial statements and schedules and other financial data derived therefrom included or incorporated by reference in the Registration Statement or Prospectus).

In rendering the opinions set forth in paragraphs 1 and 2 above as to the good standing of the Company and the U.S. Subsidiaries and as to qualification of each to do business as a foreign corporation, we relied exclusively on certificates of public officials.

In rendering the opinion set forth in paragraphs 5 and 6 above relating to the fully paid status of all of the issued shares of capital stock of the Company and the U.S. Subsidiaries, including, in the case of the Company, the Selling Stockholder Firm Shares, we relied without independent verification on the Opinion Certificates.

We understand that concurrent with your receipt of this opinion, you are receiving the opinion of Jones Vargas as to certain matters of Nevada law. In rendering the opinion set forth in Paragraph 6 above and the opinions set forth in Paragraph 18 above regarding the statements in the Registration Statement and the Prospectus under the captions “Description of Capital Stock–Common Stock” and “Description of Capital Stock – Anti-Takeover Rights”, we have assumed without verification that the opinions of such firm in that letter are correct.

In rendering the opinion set forth in paragraph 6 above relating to the status of the capitalization of the Company, we relied without independent verification on (i) the Company’s Articles of Incorporation as amended and corrected to date, (ii) minute books relating to meetings and written actions of the Board of Directors and stockholders of the Company and stock records, including records of the transfer agent, in our possession and (iii) the Opinion Certificates.

In rendering the opinion set forth in paragraph 10 above relating to the effectiveness of the Registration Statement, we relied on the oral representation of the Commission obtained on the date hereof.

In rendering the opinion set forth in paragraph 11 above relating to certain offerings and sales of shares of the Company’s Common Stock to the ComVentures Funds, we (i) relied upon the representations of the ComVenture Funds made in connection with those transactions that, at the time of each such transaction, each ComVenture Fund was an accredited investor as defined in Rule 501(a) of Regulation D under the Act, and ComVentures V, L.P. was a qualified institutional buyer as defined in Rule 144A under the Act and (ii) assumed that the offerings and sales would have qualified as transactions exempt from the registration requirements of the Act pursuant to the provisions of Section 4(2) of the Act and Rule 506 of Regulation D promulgated pursuant to the Act if viewed separately.

In rendering the opinion set forth in paragraph 15 above, please note that we have not conducted a docket search in any jurisdiction with respect to litigation that may be pending against the Company or the Subsidiaries, nor have we undertaken any other inquiry whatsoever.

In rendering the opinion set forth in paragraph 16 above to the effect that the Company and the Subsidiaries are not investment companies, we relied without independent verification on the Opinion Certificates.

In addition to the foregoing, the opinions expressed above are subject to the following limitations, exceptions, qualifications and assumptions:

1. We express no opinion as to compliance with any federal or state antitrust statutes, rules or regulations, including without limitation the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

2. We assumed (a) the accuracy and completeness of the representations and warranties of the parties set forth in the Underwriting Agreement and (b) the validity of any wire transfers, drafts or checks tendered by the Underwriters.

3. Without qualifying the paragraph following paragraph 19 above, we express no opinion as to compliance with the antifraud provisions of statutes, rules or regulations of applicable state and federal laws concerning the issuance or sale of securities, including without limitation the accuracy and completeness of the information provided by the Company or the Selling Stockholders.

4. We express no opinion as to whether the members of the Board of Directors of the Company have complied with their fiduciary duties in connection with the authorization and performance of the Underwriting Agreement, and the transactions contemplated thereby.

5. We assumed that the actions of the Company and the Selling Stockholders, and their respective officers, directors and stockholders, comply with the provisions of Section 78.140 of the Nevada Revised Statutes.

6. We express no opinion as to matters governed by any laws other than the laws of the States of New York and California, the NCC or the federal law of the United States of America. We express no opinion as to the laws of any other jurisdiction nor as to the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction. We express no opinion as to choice of law matters applicable to the Underwriting Agreement or the transactions contemplated thereby.

7. We express no opinion as to matters governed by federal and state laws and regulations governing: usury; securities (except as set forth in paragraph 11 and except with respect to the transactions contemplated by the Underwriting Agreement); broker-dealers, investment companies (except as otherwise stated herein), and investment advisers; insurance; labor, employment (including, but not limited to, the Americans with Disabilities Act) and pension and employee benefits; antitrust and unfair competition; escheat; health and safety, environmental protection and hazardous substances; taxation (except as set forth in paragraph 18 above); or patents, copyrights, trademarks, trade names and other intellectual property rights.

This opinion is qualified to the extent, and is rendered and delivered on the express condition and assumption, that no counsel for the addressee has expressed or reached opinions which are contrary to the opinions set forth in this letter.

This opinion is rendered as of the date first written above solely for your benefit in connection with the Underwriting Agreement and may not be relied on by, nor may copies be delivered to, any other person without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company or any of the Selling Stockholders. We assume no obligation to inform you of any facts, circumstances, events or changes in the law that may hereafter be brought to our attention that may alter, affect or modify the opinions expressed herein.

EXHIBIT B-2

OPINION OF GUTH CHRISTOPHER LLP

February     , 2005

First Albany Capital Inc.

Pacific Growth Equities, LLC

Merriman Curhan Ford & Co.

As Representatives of the several Underwriters

c/o First Albany Capital Inc.

One Penn Plaza, 42nd Floor

New York, New York 10119

Ladies and Gentlemen:

We have acted as special counsel to certain Selling Stockholders of Axesstel, Inc., a Nevada corporation (the “Company”), listed on Exhibit A hereto (the “Represented Selling Stockholders”) in connection with the offering for sale to the underwriters (the “Underwriters”) named in Schedule I hereto of (i) an aggregate of                      shares of the Company’s Common Stock, $.0001 par value (the “Firm Shares”), of which                      shares will be sold by the Company and                      shares will be sold by the persons referred to as Selling Stockholders (the “Selling Stockholders”) in that certain Underwriting Agreement, dated as of February                    , 2005, by and among the Company, the Selling Stockholders and the Underwriters (the “Underwriting Agreement”) and (ii) the proposed sale pursuant to the Underwriting Agreement, at the Underwriters’ option, of an aggregate of up to                      additional shares of the Company’s Common Stock (the “Additional Shares”), some of which would be sold by the Company (the “Company Additional Shares”) and some of which would be sold by the Principal Selling Stockholder (the “Principal Selling Stockholder Additional Shares”). This opinion is given to you pursuant to Section 6(a) of the Underwriting Agreement. Unless defined herein, terms that are defined in the Underwriting Agreement have the meanings herein given them in the Underwriting Agreement.

In connection with this opinion letter we have examined:

1.	Underwriting Agreement;

2.	Custody Agreement for each Represented Selling Stockholder; and

3.	Power of Attorney for each Represented Selling Stockholder (collectively the “Selling Stockholder Documents”).

We have examined certain corporate records, certificates and documents in rendering this opinion. In making such examinations, we have made certain customary assumptions, such as the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the lack of any undisclosed modifications, waivers or amendments to any agreements reviewed by us, the conformity to authentic originals of all documents submitted to us as certified or photostatic copies and the truth and accuracy of factual statements contained in such documents and certificates. Except as expressly set forth herein, we have also assumed that the execution, delivery and performance of any agreements or consents are within the powers of each signatory and have been duly authorized and validly carried out. We have further assumed without investigation the legal capacity of all natural persons signing documents in their respective individual capacities.

Based upon and subject to the assumptions, limitations, qualifications and exceptions stated herein, we are of the opinion that:

1. The Underwriting Agreement and the Stockholders’ Agreement have each been duly executed and delivered by or on behalf of each Represented Selling Stockholder; the Stockholders’ Agreement constitutes a valid and binding agreement of each such Represented Selling Stockholder in accordance with its terms; the Attorneys-in-Fact and the Custodian have been duly authorized by each such Represented Selling Stockholder to deliver the Represented Selling Stockholder Firm Shares on behalf of such Represented Selling Stockholders in accordance with the terms of the Underwriting Agreement; and the sale of the Selling Stockholder Firm Shares to be sold by each such Represented Selling Stockholder thereunder, the performance by each such Represented Selling Stockholder of the Underwriting Agreement and the Stockholders’ Agreement and the consummation of the transactions contemplated thereby, to our knowledge, do not violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to such Represented Selling Stockholders.

2. To our knowledge, no consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Represented Selling Stockholders of the transactions on their part contemplated by the Underwriting Agreement, except such as have been obtained or made under the Act and such as may be required under state securities or blue sky laws or the bylaws and rules of the AMEX in connection with the purchase and distribution by the Underwriters of the Selling Stockholder Firm Shares.

3. Each Represented Selling Stockholder has the power and authority to enter into the Underwriting Agreement and the Stockholders’ Agreement and to sell, assign, transfer and deliver the Selling Stockholder Firm Shares to be sold by such Selling Stockholder thereunder and, upon payment for such Selling Stockholder Firm Shares and assuming that the Underwriters are purchasing such Selling Stockholder Firm Shares in good faith and without notice of any other adverse claim within the meaning of the Uniform Commercial Code, the Underwriters will have acquired all rights of such Represented Selling Stockholder in such Selling Stockholder Firm Shares and, to our knowledge, are not subject to any adverse claim as (as such term is defined in Article 8 of the California Uniform Commercial Code.

The opinions expressed herein are subject to the following assumptions, limitations, qualifications and exceptions:

We are admitted to the bar in the State of California. Our opinions are limited to the laws of the State of California, the corporate laws of the state of Delaware and the securities laws of the United States of America, and we express no opinion as to the laws of any other jurisdiction. In this regard, we note that (a) the Company is incorporated in Nevada, (b) Section 12 of the Underwriting Agreement provides that that agreement shall be governed by the laws of the

State of New York and (c) the Stockholders’ Agreement provides that it shall be governed by the laws of the state of California. However, we have rendered our opinion as if the Company was incorporated in California and the Underwriting Agreement was governed by California law, although that might differ from New York and Nevada law in significant ways. No opinion is expressed as to whether a California court would recognize and enforce Section 12 of the Agreement which provides that the Underwriting Agreement is governed by New York law.

The enforceability opinions set forth above in paragraph 1 are subject to and limited by the following:

(a) the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws and legal and equitable principles relating to, limiting or affecting the enforcement of creditors’ rights generally including, without limitation, preferences and fraudulent conveyances and concepts of materiality, reasonableness, good faith, fair dealing and unconscionability;

(b) the discretion of courts in awarding equitable remedies (regardless of whether considered in a proceeding in equity or at law), including, but not limited to, specific performance or injunctive relief;

(c) the unenforceability under certain circumstances of provisions stipulating a liquidated damages or imposing penalties or forfeitures upon delinquency in payment or the occurrence of a default or failure to perform certain acts, including, but not limited to, provisions imposing penalties, forfeitures, reinstatement of rights or an increase in interest or dividend rate upon the occurrence of a default or failure to perform certain acts;

(d) we express no opinion with respect to the enforceability of the choice of law or forum selection clauses of the Selling Stockholder Documents;

(e) we express no opinion with respect to the enforceability of the indemnification or contribution provisions of the Selling Stockholder Documents;

(f) we express no opinion as to the application or contravention of Section 548 of the federal Bankruptcy Code and comparable provisions of state law or of any antifraud laws, antitrust or trade regulation laws; and

(g) limitations imposed by law on the rights and powers of attorneys-in-fact.

Under California law, the capacity of individuals to execute and deliver, and perform in accordance with the terms of, an agreement is largely determined by matters which are factual in nature and hence, we cannot render any opinion on such matters. However, we do not know of any reason that any Represented Selling Stockholder does not have the legal power to execute and deliver, and perform in accordance with the terms of the Underwriting Agreement and the Stockholders’ Agreement.

For the purposes of our opinion expressed in paragraph 3 above, we have assumed that (a) the Underwriters have paid the purchase price provided for in the Underwriting Agreement, (b) the Underwriters are purchasers in good faith and without notice of any adverse claim, as those terms are defined in Article 8 of the California Uniform Commercial Code, (c) the Underwriters have taken delivery, and are in possession, of any certificate (s) representing the Shares (the “Certificate”) in bearer or registered form, issued or endorsed to Underwriter in blank, and (d) each Certificate is genuine. We do not include within the definition of “adverse claims” covered by paragraph 3 above any terms either stated on the Certificate or made a part thereof by reference to another instrument, indenture or document, or to a constitution, statute, ordinance, rule, regulation, order or the like.

The opinions set forth above in paragraph 2 are based upon our consideration of only those statutes, rules and regulations which in our experience are normally applicable to transactions such as those contemplated by the Selling Stockholder Documents. In rendering our opinion, we have not considered any statutes, rules and regulations which are applicable to any Selling Stockholder by virtue of its form of entity, business activities or otherwise.

We have assumed that the actions of the Company and the Represented Selling Stockholders, and their respective officers, directors and stockholders, comply with the provisions of Section 78.140 of the Nevada Revised Statutes.

We are relying in part as to certain factual matters on a Certificate of each Represented Selling Stockholder, a copy of which is attached hereto as Exhibit B. We have not undertaken any independent investigation to determine the existence or nonexistence of such facts. Similarly, whenever our opinion herein with respect to the existence or nonexistence of facts is qualified by the phrase “to our knowledge”, or any similar phrase implying a limitation on the basis of knowledge, such phrase means only that the individual attorneys in this firm who devoted substantive attention to the matters involving the Represented Selling Stockholders do not have actual knowledge that the facts as stated herein are untrue. Such persons have not undertaken any investigation to determine the existence or nonexistence of such facts in connection with the preparation of this opinion, and no inference as to the extent of their investigation should be drawn from the fact of our representation of the Represented Selling Stockholders in this or any other instance.

This opinion letter is rendered solely for the Underwriters’ benefit in connection with the offering of Firm Shares, and may not be relied upon for any other purpose, or furnished to, used, circulated, quoted or referred to by any other person without our prior written consent. This opinion is given as of the date hereof and we assume no obligation, to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in laws which may hereafter occur.

Very truly yours,

Guth|Christopher LLP

Exhibit A

Represented Selling Stockholders

Mike H. P. Kwon

Satoru Yukie

Hong Joon Chough

Bobby Cha

Chuck Ai

Craig Hagopian

Peter Waldo

Robert Lear

Kazuhiko Shirai

Jason Kim

Simon Yi

EXHIBIT B-3

OPINION OF TMI ASSOCIATES

First Albany Capital Inc.

Pacific Growth Equities, LLC

Merriman Curhan Ford & Co.

As Representatives of the several Underwriters

c/o First Albany Capital Inc.

One Penn Plaza, 42nd Floor

New York, New York 10119

Ladies and Gentlemen:

We have acted as special counsel to the Selling Stockholders of Axesstel, Inc., a Nevada corporation (the “Company”), listed on Exhibit A hereto (the “Represented Stockholders”) in connection with the offering for sale to the underwriters (the “Underwriters”) named in Schedule I hereto of (i) an aggregate of                      shares of the Company’s Common Stock, $.0001 par value (the “Firm Shares”), of which                      shares will be sold by the Company and                      shares will be sold by the persons referred to as the Selling Stockholders (the “Selling Stockholders”) in that certain Underwriting Agreement, dated as of             , 2004, by and among the Company, the Selling Stockholders and the Underwriters (the “Underwriting Agreement”) and (ii) the proposed sale pursuant to the Underwriting Agreement, at the Underwriters’ option, of an aggregate of up to                      additional shares of the Company’s Common Stock (the “Additional Shares”), some of which would be sold by the Company (the “Company Additional Shares”) and some of which would be sold by the Principal Selling Stockholder (the “Principal Selling Stockholder Additional Shares”). This opinion is given to you pursuant to Section 6(a) of the Underwriting Agreement. Unless defined herein, terms that are defined in the Underwriting Agreement have the meanings herein given them in the Underwriting Agreement.

In connection with this opinion letter, we have examined:

4.	Underwriting Agreement;

5.	Custody Agreement for each Represented Stockholder;

6.	Power of Attorney for each Represented Stockholder; and

7.	Lock-up letter for each Represented Stockholder (collectively, the “Stockholder Documents”).

We have examined certain corporate records, certificates and documents in rendering this opinion. In rendering our opinion, we have based our knowledge as we have obtained from our examination of the documents referred herein and discussion with our colleagues whom we have determined are likely, in the ordinary course of their respective duties, to have knowledge of the matters covered by this opinion. In making such examinations, we have assumed the genuineness and authenticity of all the documents provided by the Selling Stockholders for our review and of any authentication thereon, such as the signatures; the conformity to original documents of all documents submitted to us as certified or conformed copies or photocopies; and the completeness and accuracy of the certificates of public documents. Except as expressly set forth herein, we have also assumed that the execution, delivery and performance of any agreements or consents are within the powers of each signatory and have been duly authorized and validly carried out. We have further assumed without investigation the legal capacity of all natural persons signing documents in their respective individual capacities.

Whenever our comments herein is qualified by the phrase “to our knowledge” or any similar phrase implying a limitation on the basis of knowledge, the qualification is intended for the actual knowledge or belief of those attorneys who have given substantive attention to this matter involving the Represented Stockholders and is not directed towards any matter now within the attorney’s present recollection, nor any knowledge of any other attorney now or previously within our firm or any constructive or imputed notice of any matter or any item of information.

Except to the extent otherwise set forth below, for the purpose of this opinion, we have made no independent factual investigation to determine the existence or nonexistence of other facts, and no inference as to our knowledge of the existence and nonexistence of other facts should be drawn from the fact of this firm’s representation of the Represented Stockholders in this or any other instance.

Based upon and subject to the assumptions, limitations, qualifications and exceptions stated herein, we are of the opinion that:

1. The Underwriting Agreement and the Stockholder Documents have each been duly executed and delivered by or on behalf of each Represented Stockholder; the Stockholder Documents constitute valid and binding agreements of each Represented Stockholder in accordance with their terms; the Attorneys-in-Fact and the Custodian have been duly authorized by each Represented Stockholder to deliver the Selling Stockholder Firm Shares on behalf of such Represented Stockholders in accordance with the terms of the Underwriting Agreement; and the sale of the Selling Stockholder Firm Shares to be sold by each Represented Stockholder thereunder, the performance by each Represented Stockholder of the Underwriting Agreement and the Stockholder Documents and the consummation of the transactions contemplated hereby, to our knowledge, do not violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to such Represented Stockholders or, if such Represented Stockholder is a corporation, partnership or other entity, the organizational documents of such Represented Stockholder.

2. To our knowledge, no consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Represented Stockholders of the transactions on their part contemplated by the Underwriting Agreement, except such as may be required under the rules of the AMEX in connection with the purchase and distribution by the Underwriters of the Selling Stockholder Firm Shares.

3. Each Represented Stockholder has the power and authority to enter into the Underwriting Agreement and the Stockholder Documents and to sell, assign, transfer and deliver the Selling Stockholder Firm Shares to be sold by such Represented Stockholders hereunder and, upon payment for such Selling Stockholder Firm Shares and assuming that the Underwriters are purchasing such Selling Stockholder Firm Shares in good faith and without notice of any other adverse claim, the Underwriters will have acquired all rights of such Represented Stockholders in such Selling Stockholder Firm Shares and, to our knowledge, are not subject to any adverse claim.

The opinions expressed herein are subject to the following assumptions, limitations, qualifications and exceptions:

We are admitted to the bar in Japan. Our opinions are limited to the laws of Japan, the Commercial Code and the Securities and Exchange Law of Japan, and we express no opinion as to the laws of any other jurisdiction. In this regard, we note that (a) the Company is incorporated in Nevada, (b) Section 12 of the Underwriting Agreement provides that that agreement shall be governed by the laws of the State of New York, and (c) the Stockholder Documents provide that they shall be governed by the laws of the state of California. However, we have rendered our opinion as if the Company was incorporated in Japan and the Underwriting Agreement was governed by Japanese law, although that might differ from New York, Nevada, and California law in significant ways. No opinion is expressed as to whether a Japanese court would recognize and enforce Section 12 of the Underwriting Agreement which provides that the Underwriting Agreement is governed by New York law.

The enforceability of the opinions set forth above in paragraph 1 are subject to and limited by the following:

(a) the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws and legal and equitable principles relating to, limiting or affecting the enforcement of creditors’ rights generally including, without limitation, preferences and fraudulent conveyances and concepts of materiality, reasonableness, good faith, fair dealing and unconscionability;

(b) the discretion of courts in awarding equitable remedies (regardless of whether considered in a proceeding in equity or at law), including, but not limited to, specific performance or injunctive relief;

(c) the unenforceability under certain circumstances of provisions stipulating liquidated damages or imposing penalties or forfeitures upon delinquency in payment or the occurrence of a default or failure to perform certain acts, including, but not limited to, provisions imposing penalties, forfeitures, reinstatement of rights or an increase in interest or dividend rate upon the occurrence of a default or failure to perform certain acts;

(d) we express no opinion with respect to the enforceability of the choice of law or forum selection clauses of the Stockholder Documents; and

(e) we express no opinion with respect to the enforceability of the indemnification or contribution provisions of the Stockholder Documents.

Under Japanese law, the capacity of individuals to execute and deliver, and perform in accordance with the terms of, an agreement is largely determined by matters which are factual in nature and hence, we cannot render any opinion on such matters. However, we do not know of any reason that any Selling Stockholder does not have the legal power to execute and deliver, and perform in accordance with the terms of the Stockholder Documents.

For the purposes of our opinion expressed in paragraph 3 above, we have assumed that (a) Underwriter has paid the purchase price provided for in the Underwriting Agreement, (b) Underwriter is a purchaser in good faith and without notice of any adverse claim, (c) Underwriter has taken delivery, and is in possession, of any certificate (s) representing the Shares (the “Certificate”) in bearer or registered form, issued or endorsed to Underwriter in blank, and (d) the Certificate is genuine. We do not include within the definition of “adverse claims” covered by paragraph 3 above any terms either stated on the Certificate or made a part thereof by reference to another instrument, indenture or document, or to a constitution, statute, ordinance, rule, regulation, order or the like.

The opinion set forth above in paragraph 2 is based upon our consideration of only those statutes, rules and regulations which in our experience are normally applicable to transactions such as those contemplated by the Stockholder Documents. In rendering our opinion, we have not considered any statutes, rules and regulations which are applicable to any Selling Stockholder by virtue of its form of entity, business activities or otherwise.

We have assumed that the actions of the Company and the Selling Stockholders, and their respective officers, directors and stockholders, comply with the provisions of Section 78.140 of the Nevada Revised Statutes.

This opinion letter is rendered solely for the Underwriters’ benefit in connection with the Transaction, and may not be relied upon for any other purpose, or furnished to, used, circulated, quoted or referred to by any other person without our prior written consent. This opinion is given as of the date hereof and we assume no obligation, to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in laws which may hereafter occur.

Very truly yours,

TMI Associates

Exhibit A

List of the Selling Stockholders represented by TMI Associates

Name	Stockholder Status (individual or entity)	Counsel Providing Opinion
NC No.7 Investment Enterprise
Partnership (Asia Pacific)	Entity
NC No.8 Investment Enterprise
Partnership	Entity

EXHIBIT C

OPINION OF FROMMER LAWRENCE AND HAUG

First Albany Capital Inc.

Pacific Growth Equities, LLC

Merriman Curhan Ford & Co.

As Representatives of the several Underwriters

c/o First Albany Capital Inc.

One Penn Plaza, 42nd Floor

New York, New York 10119

Ladies and Gentlemen:

[Introduction to be provided by Frommer Lawrence and Haug]

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

1. To our knowledge, except as described in the Registration Statement and the Prospectus, (A) the Company and the Subsidiaries have valid license rights or clear title to all patents, trademarks, servicemarks, trade names, copyrights, trade secrets, information, proprietary rights and processes that are referenced in the Prospectus or are material to their respective businesses as currently conducted or as proposed to be conducted (including the commercialization of products or services described in the Registration Statement or the Prospectus as under development) (collectively, “Intellectual Property”), and there are no rights of third parties to any such Intellectual Property; (B) there is no infringement or other violation by third parties of any of the Intellectual Property of the Company or any Subsidiary; (C) there is no infringement or other violation by the Company or any of the Subsidiaries of any patents, trademarks, servicemarks, trade names, copyrights, trade secrets, information, proprietary rights and processes of others, nor would there be any such infringement or violation upon commercialization of the products or services of the Company or any Subsidiary described as under development in the Registration Statement or the Prospectus; (D) there is no pending or threatened action, suit, proceeding or claim by governmental authorities or others that the Company or the Subsidiary infringes or otherwise violates any Intellectual Property of others, and there are no facts which would form a reasonable basis for any such action, suit, proceeding or claim; (E) there is no pending or threatened action, suit, proceeding or claim by governmental authorities or others challenging the rights of the Company or any of the Subsidiaries in or to, or challenging the validity, enforceability or scope of, any Intellectual Property of the Company or the Subsidiaries, and there are no facts which would form a reasonable basis for any such action, suit, proceeding or claim; and (F) there is no prior art or other facts that may render any patent rights of the Company or any of the Subsidiaries invalid or unenforceable.

2. To our knowledge, the patent applications of the Company and the Subsidiaries presently on file disclose patentable subject matter. To our knowledge, there are no inventorship challenges, any interference which has been declared or provoked, or any other material fact with respect to such patent applications that would either (A) preclude the issuance of patents with respect to such applications, (B) lead us to conclude that patents issuing from such patent applications would not be valid and enforceable or (C) result in a third party having any rights in any patents issuing from such patent applications.

3. The statements included or incorporated by reference in the Registration Statement and the Prospectus referencing Intellectual Property matters, insofar as such statements constitute summaries of legal matters, contracts, agreements, documents or proceedings referred to therein, or refer to statements of law or legal conclusions, are in all material respects accurate and complete statements or summaries of the matters therein set forth and present fairly the information therein set forth.

4. We do not know of any contracts or other documents, relating to the patents, trademarks, servicemarks, trade names, copyrights, trade secrets, information, proprietary rights and processes of the Company or any of the Subsidiaries that is of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document which have not been so described or filed as required.

In addition, nothing has come to our attention that causes us to believe that such above-described statements included or incorporated by reference in the Registration Statement, as of the time such Registration Statement became effective and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that such above described statements included or incorporated by reference in the Prospectus, as of the date of the Prospectus and as of the date hereof contained or contains an untrue statement of material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

EXHIBIT D

OPINION OF KIM, SHIN & YU

First Albany Capital Inc.

Pacific Growth Equities, LLC

Merriman Curhan Ford & Co.

As Representatives of the several Underwriters

c/o First Albany Capital Inc.

One Penn Plaza, 42nd Floor

New York, New York 10119

Ladies and Gentlemen:

[Introduction to be provided by Kim, Shin & Yu]

1. Axesstel R&D Center Co., Ltd., with the approval from [                         ], Korea, was registered and licensed with [                         ] on [date], with a registered capital of U.S. Dollars [                 ]. Axesstel R&D Center Co., Ltd. is duly organized, validly existing and in good standing under the laws of Korea. Axesstel, Inc., as Axesstel R&D Center Co., Ltd.’s investor, has paid in all the said registered capital with cash and equipment, and all said registered capital is owned by the Company free and clear of all claims, liens, charges and encumbrances.

2. Axesstel Co., Ltd., with the approval from [                        ], Korea, was registered and licensed with [                        ] on [date], with a registered capital of U.S. Dollar [                ]. Axesstel Co., Ltd. is duly organized, validly existing and in good standing under the laws of Korea. The Company, as Axesstel Co., Ltd.’s investor, has paid in all the said registered capital with cash and equipment, and all said registered capital is owned by the Company free and clear of all claims, liens, charges and encumbrances.

3. Each of these Subsidiaries is duly licensed or qualified according to Korean law to do business and is in good standing as a foreign corporation in all jurisdictions; has full corporate power and authority to own their respective assets, conduct their respective businesses and conduct all the other activities as described in the Registration Statement and Prospectus;

4. To our knowledge, there are no securities outstanding that are convertible into or exercisable or exchangeable for registered capital or other capital stock of any Subsidiary.

5. To our knowledge, there are no legal or governmental proceedings pending or threatened to which any of the Subsidiaries is a party or to which any of their respective properties is subject.

6. The execution and delivery of the Underwriting Agreement, the compliance by the Company with all of the terms thereof and the consummation of the transactions contemplated thereby (A) does not contravene any provision of applicable law or corporate documents of any of the Subsidiaries, (B) to the best of our knowledge, will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of any of the Subsidiaries pursuant to the terms and provisions of, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement, document or instrument known to such counsel to which any of the Subsidiaries is a party or by which any of the Subsidiaries, or any of their respective properties, is bound or affected, or (C) violate or conflict with (i) any judgment, ruling, decree or order known to such counsel or (ii) any statute, rule or regulation of any court or other governmental agency or body, applicable to the business or properties of any of the Subsidiaries.

Kim, Shin & Yu

EXHIBIT E

LETTER OF GENERAL COUNSEL

First Albany Capital Inc.

Pacific Growth Equities, LLC

Merriman Curhan Ford & Co.

As Representatives of the several Underwriters

c/o First Albany Capital Inc.

One Penn Plaza, 42nd Floor

New York, New York 10119

Ladies and Gentlemen:

I, Helen Chao, General Counsel of Axesstel, Inc., a Nevada corporation (the “Company”), am providing this letter pursuant to Section 5(d) of that certain Underwriting Agreement (the “Underwriting Agreement”) dated [trade date] between the Company and the Underwriters named therein. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

I have participated in conferences with other officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus were discussed and, although I am not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing nothing has come to my attention that causes me to believe that the Registration Statement or any amendment thereto, at the time such Registration Statement or such amendment became effective, and on the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto, as of the date of such Prospectus or such supplement, and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that I express no opinion with respect to the financial statements and schedules, and other financial data derived therefrom, included in the Registration Statement or the Prospectus).

Yours truly,

EXHIBIT F

OFFICERS’ CERTIFICATE

Each of the undersigned, Mike H.P. Kwon, Chief Executive Officer of Axesstel, Inc., a Nevada corporation (the “Company”), and David Morash, President and Chief Operating Officer of the Company, on behalf of the Company, does hereby certify pursuant to Section 5(k) of that certain Underwriting Agreement dated [trade date] (the “Underwriting Agreement”) between the Company and, on behalf of the several Underwriters named therein (the “Underwriters”), First Albany Capital Inc., Pacific Growth Equities, LLC and Merriman Curhan Ford & Co., that as of [date] (the “Effective Date”):

1. He has reviewed the Registration Statement and the Prospectus.

2. The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3. The Company has performed and complied with all of its obligations and agreements and satisfied all conditions on its part to be performed, complied with or satisfied under the Underwriting Agreement at or prior to the date hereof.

4. No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are contemplated by the Commission.

5. The Registration Statement and all amendments thereto do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and all amendments or supplements thereto do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

6. Any required 462(b) Registration Statement, satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) under the Act, was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter.

7. Subsequent to the time of execution of the Underwriting Agreement, (i) no material adverse change or any development involving a prospective material adverse change in the business, operations, properties, prospects, management, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole has occurred or become known and (ii) no transaction which is material and adverse to the Company has been entered into by the Company or any of the Subsidiaries.

8. The financial statements and other financial information included or incorporated by reference in the Registration Statement or the Prospectus fairly present the financial condition, results of operations and cash flows of the Company and the Subsidiaries as of, and for, the periods therein presented.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the Effective Date.

Name:	Mike H.P. Kwon
Title:	Chief Executive Officer

Name:	David Morash
Title:	President, Chief Operating Officer and Acting Chief Financial Officer